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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2003


                                  -------------

                           THE PRINCETON REVIEW, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                          000-32469                     22-3727603
(State or Other Jurisdiction of       (Commission File Number)         (I.R.S. Employer
        Incorporation)                                                Identification No.)

                                  2315 Broadway
                            New York, New York 10024
                    (Address of principal executive offices)


                                 (212) 874-8282
                         (Registrant's telephone number,
                              including area code)

                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

    99.1 Press release dated May 7, 2003.


Item 9. Regulation FD Disclosure.

         On May 7, 2003, The Princeton Review, Inc., a Delaware corporation, issued a press release announcing unaudited financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.

         The information furnished under this Item 9 is intended to be furnished under "Item 12. Results of Operations and Financial Condition" and is furnished under this Item 9 in accordance with SEC Release No. 33-8216. The information included herein and in Exhibit 99.1 shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2003

                                             THE PRINCETON REVIEW, INC.


                                             By /s/ Stephen Melvin
                                                --------------------------------
                                                Name: Stephen Melvin
                                                Title: Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------
99.1              Press release dated May 7, 2003.